UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2011
CMSF CORP. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-12312 (Commission File Number)	95-3880130 (IRS Employer Identification No.)
980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (805) 290-4977
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.      Entry into a Material Definitive Agreement.

CMSF Corp., a Delaware corporation (“CMSF”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on May 23, 2011 (the “Original Filing”), to report, among other things, entry by CMSF into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Plures Technologies, Inc., a Delaware corporation (“Plures”), RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales and a stockholder of CMSF (“RENN Universal”), RENN Global Entrepreneurs Fund, Inc., a Texas corporation and a stockholder of CMSF (“RENN Global”), and CMSF’s newly formed, wholly owned subsidiary, Plures Acquisition Corp., a Delaware corporation.  The Original Filing was amended by a Form 8-K/A filed with the SEC on August 3, 2011.  This Amendment No. 2 to Form 8-K (this “Amendment”) supplements the Original Filing, as amended, in order to add a Second Amendment to Agreement and Plan of Merger and Reorganization, dated August 3, 2011, by and among CMSF, Plures, RENN Universal and RENN Global.

Except as described above, no other changes have been made to the Original Filing, as amended, and this Amendment does not modify or update any other information in the Original Filing, as amended.  Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing.  Accordingly, this Form 8-K/A should be read in conjunction with any filings made by the Company with the SEC subsequent to the date of the Original Filing.

Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
10.3
Second Amendment to Agreement and Plan of Merger and Reorganization, dated August 3, 2011, by and among CMSF Corp., a Delaware corporation, Plures Technologies, Inc., a Delaware corporation, RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales, and RENN Global Entrepreneurs Fund, Inc., a Texas corporation.

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        CMSF CORP.

               Date: August 5, 2011                                                                                                                     /s/ Stephen Crosson
                                                                      Stephen Crosson, Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
10.3
Second Amendment to Agreement and Plan of Merger and Reorganization, dated August 3, 2011, by and among CMSF Corp., a Delaware corporation, Plures Technologies, Inc., a Delaware corporation, RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales, and RENN Global Entrepreneurs Fund, Inc., a Texas corporation.

SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER AND
 REORGANIZATION

This Second Amendment to Agreement and Plan of Merger and Reorganization, dated as of August 3, 2011, is entered into by and among CMSF Corp., a Delaware corporation (“CMSF”), Plures Technologies, Inc., a Delaware corporation (“Plures”), RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales (“RENN Universal”), and RENN Global Entrepreneurs Fund, Inc., a Texas corporation (“RENN Global”).

The Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated May 23, 2011, by and among CMSF, Plures, RENN Universal, RENN Global and Plures Acquisition Corp., a Delaware corporation, as previously amended, is further amended as follows:

1.	Conversion Ratio

In Section 1.03(b) of the Merger Agreement, the conversion ratio 365.6209-for-1 is hereby amended to read 361.3582-for-1.

2.	Key Man Insurance

Section 5.02(h) of the Merger Agreement is deleted and a new Section 6.14 is added to the Merger Agreement as follows:

   6.14 Key Man Insurance

The Company shall obtain key man insurance on Glenn Fricano in an amount of at least $1 million not later than 45 days after the Effective Date.

3.	Full Force and Effect

Except as amended hereby and as previously amended, the Merger Agreement is in full force and effect in accordance with its terms.

[SIGNATURE PAGE ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Second Amendment as of the date first above written.

CMSF CORP.

By: /s/ Stephen Crosson
Name:  Stephen Crosson
Title:  President and Chief Executive Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO
AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

IN WITNESS WHEREOF, the undersigned has executed and delivered this Second Amendment as of the date first above written.

PLURES TECHNOLOGIES, INC.

By: /s/ Glenn Fricano
Name:  Glenn Fricano
Title:  President

SIGNATURE PAGE TO SECOND AMENDMENT TO
AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

IN WITNESS WHEREOF, the undersigned has executed and delivered this Second Amendment as of the date first above written.

RENN UNIVERSAL GROWTH INVESTMENT
TRUST PLC

By: /s/ Russell Cleveland
Name:  Russell Cleveland
Title:  President

RENN GLOBAL ENTREPRENEURS
FUND, INC.

By: /s/ Russell Cleveland
Name:  Russell Cleveland
Title:  President

SIGNATURE PAGE TO SECOND AMENDMENT TO
AGREEMENT AND PLAN OF MERGER AND REORGANIZATION